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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 of our report dated February 25, 1999, relating to the consolidated financial statements, which appears in Hanover Compressor Company's Amended Annual Report on Form 10-K/A for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                    /s/  PRICEWATERHOUSECOOPERS LLP


Houston, Texas
February 14, 2000